EXHIBIT 31.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Ken Logan, Chief Executive Officer and Chief Financial Officer of Logan Sound, Inc. (the "Company") hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a) the Quarterly Report on Form 10-Q of the Company for the period ended January 31, 2012 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (b) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2014


By: /s/ Ken Logan
   ---------------------------------------------------
   Ken Logan
   Chief Executive Officer and Chief Financial Officer
   (Principal Executive Officer, Principal Financial
   Officer and Principal Accounting Officer)